SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2006

THE SOUTHERN BANC COMPANY, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	33-93218	63-1146351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 S. 6th Street, Gadsen, Alabama 35901-4102

(Address of Principal Executive Offices)

(256) 543-3860

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 19, 2006, the Registrant issued a press release announcing the decision by its Board of Directors to deregister with the Securities and Exchange Commission. A copy of the related press release, dated September 19, 2006, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release dated September 19, 2006 – furnished pursuant to Item 7.01 as part of this Current Report on Form 8-K and is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE SOUTHERN BANC COMPANY, INC.

Dated: September 19, 2006	By:	/s/ Gates Little
Gates Little
Chairman of the Board,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release dated September 19, 2006.